SUNAMERICA EQUITY FUNDS

               Supplement to the Prospectus dated January 28, 2003

The following supplements the section entitled "Opening an Account":

     As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

The following supplements the section entitled "Opening an Account":

     If you invest in the Fund through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

The following supplements the section entitled "Opening an Account By Check":

     Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

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The following  replaces the last paragraph in the section entitled "Sales Charge
Reductions and Waivers; Waivers for Certain Investors":

     We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that have executed an agreement with the distributor to sell Class II shares with no front-end sales charge.


"National Financial Data Services" and "NFDS" throughout the Prospectus are replaced with "Boston Financial Data Services" and "BFDS," respectively.


Dated: November 14, 2003

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                             SUNAMERICA EQUITY FUNDS

  Supplement to the Statement of Additional Information dated January 28, 2003


The following supplements the section entitled "Additional Information Regarding Purchase of Shares":

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS II SHARES

          As discussed under the section entitled "Sales Charge Reductions and Waivers" in the Prospectus, we will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that have executed an agreement with the distributor to sell Class II shares with no front-end sales charge. The following are financial intermediaries that have entered into this waiver agreement:
          Morgan Stanley; Merrill Lynch; and UBS Financial Services Inc.



The following supplements the section entitled "Purchase by Check":

          A personal check from an investor  should be drawn from the investor's
          bank  account.   In  general,   starter  checks,   cash   equivalents,
          stale-dated or post-dated checks will not be accepted.



The following supplements the section entitled "The Administrator":

          The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended.



"National Financial Data Services" and "NFDS" throughout the Statement of Additional Information are replaced with "Boston Financial Data Services" and "BFDS," respectively.



Dated:  November 14, 2003